AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated November 1, 1999 by and among Davis Variable Account Fund, Inc., Allianz Life Insurance Company of North America, and Davis Distributors, LLC is hereby amended by deleting the existing Schedule A and inserting in lieu thereof the following:

                                   SCHEDULE A
                                    ACCOUNTS
                (1st revised edition -effective February 1, 2000)



NAME OF ACCOUNT
o        Allianz Life Variable Account B


                                   SCHEDULE B
                                CONTRACTS
NAME OF CONTRACTS
o        USAllianz Alterity
o        USAllianz Rewards*


                                   SCHEDULE C
NAME OF FUND
o        Davis VA Financial Portfolio
o        Davis VA Real Estate Portfolio
o        Davis VA Value Portfolio


*THIS CONTRACT WILL NOT BECOME EFFECTIVE UNTIL IT BECOMES SEC EFFECTIVE.


IN WITNESS WHEREOF, the parties have caused their duly authorized officer's to execute this amendment to the participation agreement as of February 1, 2000.

DAVIS VARIABLE ACCOUNT FUND                          DAVIS DISTRIBUTORS, LLC

By: /S/ KENNETH C. EICH                              By: /S/ KENNETH C. EICH
     ------------------                                   ------------------
Name: KENNETH C. EICH                                Name:   KENNETH C. EICH
      -----------------                                   ------------------
Title:   VICE PRESIDENT                              Title:   PRESIDENT
      -----------------                                   ------------------

Allianz Life Insurance Company of North America

By:   /S/MICHAEL T. WESTERMEYER
     -------------------------------
Name: MICHAEL T. WESTERMEYER
     -------------------------------
Title: VICE PRESIDENT CORPORATE
       LEGAL OFFICER AND SECRETARY
     -------------------------------

                      AMENDMENT TO PARTICIPATION AGREEMENT


The Participation Agreement dated November 1, 1999 by and among Davis Variable Account Fund, Inc., Allianz Life Insurance Company of North America, and Davis Distributors, LLC is hereby amended by deleting the existing Schedule A, amended February 1, 2000, and inserting in lieu thereof the following:


                                   SCHEDULE A
                                    ACCOUNTS
               (2nd revised edition - effective November 5, 2001)



NAME OF ACCOUNT
---------------
o        Allianz Life Variable Account A
o        Allianz Life Variable Account B



                                   SCHEDULE B
                                    CONTRACTS
NAME OF CONTRACTS
-----------------
o        USAllianz Alterity
o        USAIlianz Rewards
o        USAllianz Charter
o        USAllianz Dimesions
o        USAllianz LifeFund

                                   SCHEDULE C
NAME OF FUND
------------
o        Davis VA Financial Portfolio
o        Davis VA Value Portfolio



IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of November 5, 2001.

DAVIS VARIABLE ACCOUNT FUND                       DAVIS DISTRIBUTORS, LLC

By: /S/ KENNETH C. EICH                           By:/S/ KENNETH C. EICH
   --------------------                              --------------------
Name:   KENNETH C. EICH                           Name:  KENNETH C. EICH
     ----------------                                  ------------------
Title:   VICE PRESIDENT                           Title: PRESIDENT
     ------------------                                ------------------

Allianz Life Insurance Company of North America

By:   /S/STEWART D. GREGG
     --------------------
Name:    STEWART D. GREGG
     --------------------
Title: A.V.P AND SENIOR COUNSEL
     ---------------------------

                      AMENDMENT TO PARTICIPATION AGREEMENT


The Participation Agreement dated November 1, 1999 by and among Davis Variable Account Fund, Inc., Allianz Life Insurance Company of North America, and Davis Distributors, LLC is hereby amended by deleting the existing Schedule A, amended November 5, 2001 and inserting in lieu thereof the following:


                                   SCHEDULE A
                                    ACCOUNTS
                  (3rd revised EDITION - EFFECTIVE MAY 1, 2002)

NAME OF ACCOUNT
--------------------
o        Allianz Life Variable Account A
o        Allianz Life Variable Account B

                                   SCHEDULE B
                                    CONTRACTS
NAME OF CONTRACTS
--------------------
o        Valuemark II
o        Valuemark III
o        Valuemark IV
o        Valuemark Income Plus
o        USAllianz Alterity
o        USAllianz Rewards
o        USAllianz Charter
o        USAllianz LifeFund

                                   SCHEDULE C
NAME OF FUND
--------------------
o        Davis VA Financial Portfolio
o        Davis VA Value Portfolio



IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of May 1, 2002.

DAVIS VARIABLE ACCOUNT FUND                          DAVIS DISTRIBUTORS, LLC

By: /S/ KENNETH C. EICH                              By: /S/ KENNETH C. EICH
   --------------------                                 --------------------
Name:   KENNETH C. EICH                              Name:   KENNETH C. EICH
     ------------------                                   ------------------
Title:   V.P.                                        Title:   PRESIDENT
     ------------------                                   ------------------

Allianz Life Insurance Company of North America

By:   /S/STEWART D. GREGG
     --------------------
Name:    STEWART D. GREGG
     --------------------
Title: SECOND VICE PRESIDENT AND SENIOR COUNSEL
     ------------------------------------------

                      AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated November 1, 1999 by and among Davis Variable Account Fund, Inc., Allianz Life Insurance Company of North America, and Davis Distributors, LLC is hereby amended by deleting the existing schedule B amended May 1, 2002 and inserting in lieu thereof the Schedules below:

                                   SCHEDULE B
                                    CONTRACTS
                  (4th revised edition - effective May 1,2003)

NAME OF CONTRACTS
--------------------
o        Valuemark II
o        Valuemark Ill
o        Valuemark IV
o        Valuemark Income Plus
o        USAllianz Alterity
o        USAllianz Rewards
o        USAllianz Charter II
o        USAllianz LifeFund
o        USAllianz High Five

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of May 1, 2003.

DAVIS VARIABLE ACCOUNT FUND                          DAVIS DISTRIBUTORS, LLC

By:/S/ KENNETH C. EICH                               By:_/S/ KENNETH C. EICH
   --------------------                                 --------------------
Name: KENNETH C. EICH                                Name: KENNETH C. EICH
     ----------------                                     ----------------
Title:   V.P.                                        Title:   PRESIDENT
     --------                                             -------------

Allianz Life Insurance Company of North America

By:   /S/STEWART GREGG
      --------------------
Name:    STEWART D. GREGG
      --------------------
Title:   SECOND VICE PRESIDENT AND SENIOR COUNSEL
      -------------------------------------------

--------------------------------------------------------------------------------
                      AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated November 1, 1999 by and among Davis Variable Account Fund, Inc., Allianz Life Insurance Company of North America, and Davis Distributors, LLC is hereby amended by deleting the existing schedule B amended May 1, 2003 and inserting in lieu thereof the Schedules below:


                                   SCHEDULE B
                                    CONTRACTS
                (5%h revised edition - effective April 30, 2004)

NAME OF CONTRACTS
--------------------
o        Valuemark II
o        Valuemark III
o        Valuemark IV
o        Valuemark Income Plus
o        USAllianz Alterity
o        USAllianz Rewards
o        USAllianz Charter II
o        USAllianz LifeFund
o        USAllianz High Five
o        USAllianz High Five Bonus


IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of April 30, 2004.

DAVIS VARIABLE ACCOUNT FUND, INC.                     DAVIS DISTRIBUTORS, LLC

By:_/S/ KENNETH C. EICH                               By:_/S/ KENNETH C. EICH
   --------------------                                  --------------------
Name: KENNETH C. EICH                                 Name: KENNETH C. EICH
     ----------------                                      ----------------
Title:   VICE PRESIDENT                               Title:   PRESIDENT
     ------------------                                    -----------------

Allianz Life Insurance Company of North America

By:   /S/STEWART GREGG
    --------------------
Name: STEWART D. GREGG
    --------------------
Title: SECOND VICE PRESIDENT AND SENIOR COUNSEL
     ------------------------------------------

                      AMENDMENT TO PARTICIPATION AGREEMENT

   The Participation Agreement dated November 1, 1999 by and among Davis Variable Account Fund, Inc., Allianz Life Insurance Company of North America, and Davis Distributors, LLC is hereby amended by deleting the existing schedule B amended April 30, 2004 and inserting in lieu thereof the Schedules below:

                                   SCHEDULE B
                                    CONTRACTS
                (6th revised edition - effective April 29, 2005)

   NAME OF CONTRACTS
-----------------------
o        Valuemark II
o        Valuemark III
o        Valuemark IV
o        Valuemark Income Plus
o        USAllianz Alterity
o        USAllianz Rewards
o        USAllianz Charter II
o        USAllianz LifeFund
o        USAllianz High Five
o        USAIIianz High Five Bonus
o        USAIlianz High Five L

   IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of April 29, 2005.

DAVIS VARIABLE ACCOUNT FUND, INC.                 DAVIS DISTRIBUTORS, LLC

By:_/S/ KENNETH C. EICH                           By:_/S/ KENNETH C. EICH
   --------------------                              --------------------
Name: KENNETH C. EICH                             Name: KENNETH C. EICH
     ----------------                                  ----------------
Title:   V.P.                                     Title:   PRESIDENT
     --------                                          -------------

Allianz Life Insurance Company of North America

By:   /S/STEWART GREGG
  --------------------
Name: STEWART D. GREGG
  --------------------
Title: SECOND VICE PRESIDENT AND SENIOR COUNSEL
-----------------------------------------------

                      AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated November 1, 1999 by and among Davis Variable Account Fund, Inc., Allianz Life Insurance Company of North America, and Davis Distributors, LLC is hereby amended by deleting the existing schedule B amended April 29, 2005 and inserting in lieu thereof the Schedules below:

                                   SCHEDULE B
                                    CONTRACTS
                  (7th revised edition - effective May 1, 2006)

NAME OF CONTRACTS
--------------------
o        Valuemark II
o        Valuemark III
o        Valuemark IV
o        Valuemark Income Plus
o        Allianz Alterity
o        Allianz Rewards
o        Allianz Charter II
o        Allianz LifeFund
o        Allianz High Five
o        Allianz High Five Bonus
o        Allianz High Five L


IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of May 2006.


DAVIS VARIABLE ACCOUNT FUND, INC.              DAVIS DISTRIBUTORS, LLC

By:_/S/ KENNETH C. EICH                        By: /S/ KENNETH C. EICH
   --------------------                           --------------------
Name: KENNETH C. EICH                          Name: KENNETH C. EICH
     ----------------                               ----------------
Title:   V.P.                                  Title:   PRESIDENT
     ----------------------------                    ----------------

Allianz Life Insurance Company of North America

By:   /S/STEWART GREGG
      -----------------------------------
Name: STEWART D. GREGG
      ----------------------------------
Title: SECOND VICE PRESIDENT AND SENIOR SECURITIES COUNSEL
      ----------------------------------------------------